UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 20, 2017 (March 14, 2017)

MGT Capital Investments, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26886	13-4148725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

512 S. Mangum Street, Suite 408, Durham, NC 27701

(Address of principal executive offices, including zip code)

(914) 630-7431

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On March 14, 2017, MGT Capital Investments, Inc. (the “Company”) issued a press release relating to its entering into a non-binding Letter of Intent (the “Letter of Intent”) with IT Outsourcing and Software Development Association, d/b/a The Nordic IT Association (the “Nordic IT”) to jointly develop advanced cybersecurity protection technologies for mobile devices. Pursuant to the Letter of Intent, the Company agrees to develop necessary software to provide state-of-the-art privacy and security systems for an Android-based smart phone, which will be named the “John McAfee Privacy Phone.” In accordance with the Letter of Intent, Nordic IT plans to place an initial order with the Company for 160,000 John McAfee Privacy Phones at a price of $350 per handset, subject to the terms and conditions of the Letter of Intent and the definitive agreement to be reached. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. The Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit

99.1	Press Release dated March 14, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 20, 2017

MGT Capital Investments, Inc.

By:	/s/ Robert B. Ladd
Name: Title:	Robert B. Ladd President